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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: October 10, 2002
                        (Date of earliest event reported)

                             NATIONAL-OILWELL, INC.

             (Exact name of registrant as specified in its charter)



                                FILE NO. 1-12317
                            (Commission File Number)



              DELAWARE                                 76-0475815
      (State of incorporation)                      (I.R.S. Employer
                                                 Identification Number)

        10000 RICHMOND AVENUE                          77042-4200
           HOUSTON, TEXAS                              (Zip Code)
        (Address of principal
         executive offices)


           Registrant's telephone, including area code: (713) 346-7500



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ITEM 5.  OTHER EVENTS.

Attached as Exhibit 2.1 is the Combination Agreement between National-Oilwell, Inc. and Hydralift ASA regarding the transaction announced on October 11, 2002.

ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS

  2.1    Combination Agreement, dated October 10, 2002, between
         National-Oilwell, Inc. and Hydralift ASA.



                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      NATIONAL-OILWELL, INC.



Date:  November 14, 2002              /s/ Steven W. Krablin
                                      ------------------------------------------
                                      Steven W. Krablin
                                      Vice President and Chief Financial Officer